UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2026

MiniMed Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43183	33-3985981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18000 Devonshire St.

Northridge, CA 91325

(Address of principal executive offices) (Zip Code)

(763) 514-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value	MMED	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

MiniMed Group, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders on October 9, 2026 (the “Annual Meeting”), at which stockholders voted on the following four proposals. All matters voted on at the Annual Meeting were approved. The results of the votes are set forth below.

Proposal 1 - Election of Directors

The stockholders elected the following four nominees to the Company’s board of directors (the “Board”) to serve as Class I directors until the 2029 Annual Meeting of Stockholders.

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Kevin E. Lofton	273,936,720	2,285,512	2,263,753
David J. Endicott	275,525,168	697,064	2,263,753
D. Keith Grossman	273,943,472	2,278,760	2,263,753
Timothy (Tim) A. Wicks	273,946,011	2,276,221	2,263,753

Proposal 2 - Ratification of Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2027.

Votes For	Votes Against	Votes Abstained
278,463,576	20,597	1,812

Proposal 3 – Advisory Resolution to Approve Named Executive Officer Compensation

The stockholders approved, in a non-binding, advisory vote, the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
276,102,824	91,742	27,666	2,263,753

Proposal 4 – Advisory Vote on Frequency of Say-on-Pay Vote

The stockholders voted as follows in a non-binding, advisory vote, the frequency of the stockholder vote on the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
276,205,804	1,894	7,990	6,544	2,263,753

In accordance with the recommendation of the Board as set forth in the Proxy Statement and consistent with the stated preference of the Company’s stockholders as noted above, after consideration of the voting results of Proposal No. 4, the Company determined that it will hold future non-binding, advisory votes on named executive officer compensation every one year until the next required vote on such frequency.

Item 9.01	Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MiniMed Group, Inc.

Date: October 13, 2026	By:	/s/ Bryan F. Kelly
	Name:	Bryan F. Kelly
	Title:	Senior Counsel, Securities & Corporate Governance, Assistant Corporate Secretary